SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2005

KIRKLAND’S, INC.

(Exact Name of Issuer as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation or Organization)	000-49885 (Commission File Number)	62-1287151 (I.R.S. Employer Identification Number)

805 North Parkway
Jackson, Tennessee 38305
(Address of Principal Executive Offices)

(731) 668-2444
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release

Item 2.02 Results of Operations and Financial Condition.

     On May 19, 2005, we issued a press release reporting sales and earnings results for the 13-week period ended April 30, 2005 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Kirkland’s, Inc., dated May 19, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.
	By:	/s/ Reynolds C. Faulkner
Reynolds C. Faulkner
Date: May 20, 2005		Executive Vice President and Chief Financial Officer